UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2021

Genasys Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-24248	87-0361799
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

16262 West Bernardo Drive
San Diego, California 92127

(Address of Principal Executive Offices)

____________________

858-676-1112

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.00001 par value per share	GNSS	NASDAQ Capital Market

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to Amended and Restated 2015 Equity Incentive Plan

On December 8, 2020, the Board of Directors of Genasys Inc. (the “Company”) approved an Amendment (the “Plan Amendment”) to the Company’s Amended and Restated 2015 Equity Incentive Plan (the “Plan”), which Plan Amendment was approved by the Company’s stockholders at the 2021 Annual Meeting of Stockholders held March 16, 2021, the results of which are reported below in Item 5.07 of this Current Report on Form 8-K.

The Plan Amendment increases the number of shares authorized for issuance thereunder by a total of 5,000,000 shares of the Company’s Common Stock, par value $0.00001 per share. For a description of the terms and conditions of the Plan, as amended by the Plan Amendment and as approved by the Company’s stockholders on March 16, 2021, see “Key Terms of the Amended Plan” under “Proposal Three Approval of Amendment of Amended and Restated 2015 Equity Incentive Plan” in the proxy statement for the Company’s 2021 Annual Meeting of Stockholders, which description is incorporated herein by reference. The foregoing description of the Plan Amendment and the description of the Plan Amendment contained in the proxy statement are each qualified in their entirety by reference to the full text of the Plan Amendment, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03         Amendments to Articles of Incorporation or Bylaws.

Amendment to Certificate of Incorporation

On March 18, 2021, the Company filed an amendment to its Certificate of Incorporation, as amended, with the Secretary of State of Delaware to increase the authorized number of shares of common stock of the Company from 50,000,000 to 100,000,000 shares (the “Amended Certificate”). The Amended Certificate was approved by the Company’s stockholders at the Company’s Annual Meeting of Stockholders on March 16, 2021, the results of which are reported below in Item 5.07 of this Current Report on Form 8-K.

The foregoing description of the Amended Certificate is qualified in its entirety by reference to the full text of the Amended Certificate, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07          Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on March 16, 2021. The following is a brief description of each matter voted upon at the 2021 Annual Meeting, as well as the number of votes cast for, against or withheld as to each matter and the number of abstentions and broker non-votes with respect to each matter:

Election of Directors:

The six individuals listed below were elected at the 2021 Annual Meeting to serve for a one-year term on the Company’s Board of Directors:

	Number of Shares	Number of Shares
Nominee	Voted For	Withheld
Scott L. Anchin	19,546,579	162,762
Laura M. Clague	17,470,026	2,239,315
John G. Coburn	16,124,459	3,584,882
Richard S. Danforth	19,566,297	143,044
Daniel H. McCollum	19,300,015	409,326
Richard H. Osgood III	19,324,689	384,652

Ratification of Independent Registered Public Accounting Firm:

The ratification of the appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the fiscal year ended September 30, 2021 was approved by the following votes:

For	Against	Abstain
28,100,775	18,993	27,509

Approval of Amendment of Amended and Restated 2015 Equity Incentive Plan

The Plan Amendment was approved by the following votes:

For	Against	Abstain	Broker Non-Votes
15,703,448	3,922,720	83,173	8,437,936

Amendment to Increase the Number of Authorized Shares of Common Stock

The amendment to increase the number of authorized shares of common stock as described in the proxy statement was approved by the following votes:

For	Against	Abstain
26,955,397	1,105,570	86,310

Advisory Vote on the Compensation of the Company’s Named Executive Officers:

The compensation of the Company’s named executive officers as described in its Proxy Statement was approved, on an advisory, non-binding basis, by the following votes:

For	Against	Abstain	Broker Non-Votes
19,152,466	428,614	128,261	8,437,936

Item 9.01           Financial Statements and Exhibits.

(d)           Exhibits:

3.1           Certificate of Amendment to the Amended Certificate of Incorporation

10.1         First Amendment to the Genasys Inc. Amended and Restated 2015 Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 19, 2021

Genasys Inc.

By:	/s/ Dennis D. Klahn
Dennis D. Klahn
Chief Financial Officer